UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 26, 2023

TKB Critical Technologies 1

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40959	98-1601095
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

888 San Clemente Dr. Suite 400

Newport Beach, CA 92660

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (949) 720-7133

400 Continental Blvd, Suite 600

El Segundo, CA 90245

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	USCTU	The Nasdaq Stock Market, LLC
Class A ordinary shares, par value $0.0001 per share	USCT	The Nasdaq Stock Market, LLC
Warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	USCTW	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed, on June 26, 2023, TKB Critical Technologies 1, a Cayman islands exempted company (the “Company”), TKB Sponsor I, LLC (“Sponsor”), each independent director of the Company (the “Directors”), and affiliates of Roth Capital Partners, LLC (“Roth”) and Craig-Hallum Capital Group LLC (“Craig-Hallum”) (collectively, the “Buyers”) entered into a Securities Transfer Agreement (the “Purchase Agreement”) pursuant to which Sponsor and the Directors agreed to sell to Buyers, and Buyers agreed to purchase from Sponsor and the Directors, an aggregate of 4,312,500 ordinary shares consisting of 4,237,500 Class A ordinary shares and 75,000 Class B ordinary shares and 8,062,500 private placement warrants (together, the “Transferred Securities”) for an aggregate purchase price of $1.00 (the “Transaction”). The Transaction was consummated on June 28, 2023. The Purchase Agreement also provided for certain management changes effective upon the closing of the Transaction and as otherwise set forth therein.

On June 26, 2023, the Company convened an Extraordinary General Meeting of its Shareholders (the “Extraordinary General Meeting”) at which the only proposal voted upon was a proposal to adjourn the Extraordinary General Meeting to June 28, 2023. At the reconvened Extraordinary General Meeting, shareholders voted upon and approved two proposals.

Item 1.01. Entry into a Material Definitive Agreement.

Amendment to the Investment Management Trust Agreement

On June 28, 2023, the Company entered into Amendment No. 2 (the “Trust Agreement Amendment”) to the Investment Management Trust Agreement dated October 26, 2021 (as amended, the “IMTA”) with Continental Stock Transfer & Trust Company, as trustee (the “Trustee”). Pursuant to the Trust Agreement Amendment, Section 1(i) of the IMTA was amended to extend the deadline by which the Trustee is obligated to liquidate the trust account to the later of (A) June 29, 2023 provided that the Company may extend such date, monthly, up to 36 months after the closing of the IPO provided that the Sponsor or its designee deposits the Monthly Deposit (as defined below) into the trust account, or (B) such later date as may be approved by the Company’s shareholders in accordance with the Company’s amended and restated memorandum and articles of association. The term “Monthly Deposit” is defined in the Amendment to mean an amount equal to the lesser of (x) $60,000 or (y) $0.03 per public share multiplied by the number of public shares outstanding.

On June 28, 2023, the Buyers deposited the Monthly Deposit of $60,000 into the trust account.

The foregoing description of the Trust Agreement Amendment is qualified in its entirety by reference to the text of the Trust Agreement Amendment, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

On June 26, 2023, the Company entered into a termination agreement (the “Termination Agreement”), pursuant to which the Company terminated the Administrative Services Agreement with Tartavull Klein Blatteis Capital, LLC dated October 26, 2021 and Tartavull Klein Blatteis Capital, LLC forgave and fully discharged all outstanding fees thereunder as of the date of the Closing.

The foregoing description of the Termination Agreement is not complete and is qualified in its entirety by reference to the text of the Termination Agreement, which is filed hereto as Exhibit 10.3 and which is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) Effective June 28, 2023, Philippe Tartavull, Greg Klein and Angela Blatteis resigned as officers and directors of the Company

(c) Effective June 28, 2023, the following individuals were appointed as officers of the Company:

Name	Age	Title
Byron Roth	60	Co-Chief Executive Officer and Chairman of the Board
John Lipman	46	Co-Chief Executive Officer and Co-Chairman of the Board
Gordon Roth	69	Chief Financial Officer
Rick Hartfiel	59	Co-President
Aaron Gurewitz	54	Co-President
Joseph Tonnos	35	Chief Investment Officer
Ryan Hultstrand	35	Co-Chief Operating Officer
Matthew Day	50	Co-Chief Operating Officer

Byron Roth has been the Chairman and Chief Executive Officer of Roth Capital Partners, LLC, a privately-owned investment banking firm, since 1998. Under his management, the firm has helped raise over $100 billion for small-cap companies, as well as advising on many merger and acquisition transactions. Mr. Roth through his ownership in Waco Limited, LLC, an affiliate of Roth Capital Partners, is a co-founder of three private investment firms: Rx3 Ventures, LP, an influencer fund focused on consumer growth investments; RIVI Capital, LLC, concentrated in the mining sector; and Aceras Life Sciences, LLC, an in-house incubator focused on funding the development of novel medical innovations. Mr. Roth is on the board of managers for the management companies of RX3 and RIVI. In addition, Mr. Roth co-founded two long only asset management firms: Cortina Asset Management, recently acquired by Silvercrest Asset Management (NASDAQ: SAMG), and EAM Investors, LLC, of which he is currently a director. Mr. Roth was the Chief Executive Officer and Chairman of the Board of Roth CH Acquisition I Co. which completed a business combination with PureCycle Technologies LLC. He was the Chief Executive Officer and Chairman of the Board of Roth CH Acquisition II Co. which completed a business combination with Reservoir Holdings, Inc. He was the Co-Chief Executive Officer and Chairman of the Board of Roth CH Acquisition III Co. which completed its business combination with QualTek HoldCo, LLC. Mr. Roth was also the Co-Chief Executive Officer and Chairman of the Board of Roth CH Acquisition IV Co. which completed its business combination with Tygo Energy, Inc. He is currently the Co-Chief Executive Officer and Co-Chairman of the Board of Roth CH Acquisition V Co., a special purpose acquisition company. Mr. Roth is a member of the Advisory Council, Executive Committee and serves as the Chairman on the Nominating Committee for the Cornell SC Johnson College of Business. He is a founding member of the University of San Diego Executive Cabinet for the Athletic Department and former member of the Board of Trustees, where he served on the Investment Committee for the university’s endowment and athletic department for nine years. Mr. Roth also serves as Chair of the Pacific Region Board of Trustees and is on the Board of Governors for the Boys and Girls Club of America. He sits on the Board of Directors for the Lott IMPACT Foundation, whose Lott IMPACT Trophy is presented annually to the college football defensive IMPACT player of the year for their contribution on and off the field. Mr. Roth was the 2021 annual honoree for the Elephant Cooperation, received the 2018 Athletes First Classic Golden Heart Award benefiting the Orangewood Foundation, and was the honoree at the Challenged Athletes Foundation (CAF) 2015 Celebration of Heroes, Heart and Hope Gala. Mr. Roth earned his BBA from the University of San Diego in 1985 and his MBA from the Cornell SC Johnson College of Business in 1987. Mr. Byron Roth is the brother of Mr. Gordon Roth.

John Lipman Mr. Lipman joined Craig-Hallum in 2012 and has more than 16 years of investment banking experience advising growth companies in the healthcare, industrial and technology sectors. Mr. Lipman has completed over 200 equity, convertible and debt offerings and advisory assignments for growth companies, including over 150 since joining Craig-Hallum. Prior to joining Craig-Hallum, Mr. Lipman was a Managing Director at Rodman & Renshaw LLC, and Carter Securities LLC, a firm he founded that specialized in raising equity, equity-linked, and debt capital for growth companies. Mr. Lipman has over 20 years investing experience in small capitalization companies, and started his career in venture capital and investor relations. He was the COO & Director of Roth CH Acquisition I Co. until its merger with PureCycle Technologies, Inc. in March 2021 and Roth CH Acquisition II Co. until its merger with Reservoir Media, Inc. in July 2021 as well as Co-CEO & Director of Roth CH Acquisition III Co. until its merger with QualTek Services, Inc. in February 2022. He was Co-CEO & Director of Roth CH Acquisition IV. Co. until its merger with Tigo Energy, Inc. as well as Co-Chairman & Co-CEO of Roth CH Acquisition V Co. Mr. Lipman earned his B.A. in Economics in 1999 from Rollins College in Winter Park, FL.

Gordon Roth has been the Chief Financial Officer and Chief Operating Officer of Roth since 2000. From 1990 to 2000, Mr. Roth was the Chairman and Founder of Roth and Company, P.C., a thirty-five person public accounting firm in Des Moines, Iowa. Prior to that Mr. Roth spent thirteen years with Deloitte & Touche, most recently serving as a Tax Partner and the Partner-in-Charge of the Des Moines office Tax Department. Mr. Roth is a CPA and a member of the American Institute of CPA’s. Mr. Roth co-founded and is currently a director of EAM Investors, a long only asset management firm. Mr. Roth is the Chief Financial Officer of Roth CH Acquisition V Co. Mr. Roth was the Chief Financial Officer of Roth CH Acquisition I Co., Roth CH Acquisition II Co., Roth CH Acquisition III Co. and Roth CH Acquisition IV Co. Mr. Roth previously served on the JSerra Catholic High School and William Penn University Board of Trustees, and served as the Chair of the Budget & Finance Committee. Mr. Roth has served on several other non-profit boards in the past including Boys & Girls Club, Special Olympics, Camp Fire and St Anne School. Mr. Roth was also a founding partner of the Iowa Barnstormers of the Arena Football League. Mr. Roth earned his B.A. from William Penn University in 1976, where he also served as a member of their Board of Trustees and was inducted into their Athletic Hall of Fame. Mr. Roth also earned a Master of Science in Accounting from Drake University in 1977. Mr. Gordon Roth is the brother of Mr. Byron Roth.

Rick Hartfiel has been the Head of Investment Banking at Craig-Hallum since 2005. Mr. Hartfiel brings over 30 years of investment banking experience focused on emerging growth companies. Since joining Craig-Hallum in 2005, Mr. Hartfiel has managed over 300 equity offerings (IPOs, follow-on offerings, registered direct offerings and PIPEs) and M&A transactions. Prior to joining Craig-Hallum, Mr. Hartfiel was an investment banker at Dain Rauscher Wessels and Credit Suisse First Boston. Mr. Hartfiel is the Co-President of Roth CH Acquisition V Co. Mr. Hartfiel was the Co-President of Roth CH Acquisition I Co., Roth CH Acquisition II Co., Roth CH Acquisition III Co. and Roth CH Acquisition IV Co. Mr. Hartfiel has a B.A. from Amherst College, and an MBA from Harvard Business School.

Aaron Gurewitz Mr. Gurewitz has been a Managing Director and the Head of Roth’s Equity Capital Markets Department since January 2001. Mr. Gurewitz brings over 25 years of investment banking experience focused on growth companies. Since joining Roth in 1999, Mr. Gurewitz has managed over 1,000 public offerings including, but not limited to, IPOs and follow-on offerings. Prior to joining Roth in 1999, Mr. Gurewitz was a Senior Vice President in the Investment Banking Group at Friedman Billings Ramsey from May 1998 to August 1999. From 1995 to April 1998, Mr. Gurewitz was a Vice President in the Corporate Finance Department at Roth, and from 1999 to 2001, Mr. Gurewitz served as a Managing Director in Roth’s Investment Banking Department. Mr. Gurewitz is the Co-President of Roth CH Acquisition V Co. Mr. Gurewitz was the Co-President of Roth CH Acquisition I Co., Roth CH Acquisition II Co. and Roth CH Acquisition III Co. and Roth CH Acquisition IV Co. Mr. Gurewitz graduated cum laude from San Diego State University with a B.S. in Finance.

Joseph Tonnos, who serves as Chief Investment Officer, has been a Managing Director at Roth Capital Partners since April of 2023. Mr. Tonnos has over 13 years of experience investing in and advising acquisition candidates, completing due diligence, financial modeling and deal structuring. From 2021 to 2023, Mr. Tonnos served as a Principal and Associate Portfolio Manager at Meteora Capital, an investment adviser specializing in SPAC-related, structured and illiquid investments and was the Chief Financial Officer of GSR II Meteora Acquisition Corp., a SPAC sponsored by Meteora which completed a business combination with Bitcoin Depot, Inc.. During 2021, Mr. Tonnos also served as an Associate Portfolio Manager at Glazer Capital. From 2017 until 2021, Mr. Tonnos worked at Mistral Equity Partners, a consumer & retail focused investment group as a Principal. From 2017 until 2022, Mr. Tonnos served as the Senior Vice President of Haymaker I, II, and III, three special purpose acquisition companies affiliated with Mistral Equity Partners. Haymaker I, II and III all successfully completed business combinations with OneSpaWorld Ltd., ARKO Holdings Ltd. and Biote Corp. respectively. His experience spans evaluating, executing, structuring and monitoring public, private and venture capital investments. He has advised companies and shareholders on capital raising, mergers, acquisitions, divestitures, leveraged buyouts and capital structure alternatives. Mr. Tonnos is also the Co-Founder of Ketch Ventures, an early-stage consumer investment syndicate. In the last five years he served or continues to serve on the several boards, including Worldwise, Inc., a privately held pet products company, Los Sundays Tequila, a lifestyle beverage company, and Aether Diamonds, a carbon-negative diamond producer, among others. Mr. Tonnos has also been a board observer of The Lovesac Company, Inc. (NASDAQ: LOVE) from 2017 until 2021 and serves on the Board of Advisors at Niagara University. Prior to Mistral, Mr. Tonnos served as an investment banker at Bank of America Merrill Lynch and Lazard and as a foreign exchange trader at CIBC Capital Markets. Mr. Tonnos received his B.S. and M.B.A. from Niagara University, graduating magna cum laude.

Ryan Hultstrand joined Craig-Hallum in 2013, and has been a Managing Director in the Investment Banking department since January 2022. Mr. Hultstrand was previously a Vice President of Craig-Hallum from January 2018 until January 2022. Mr. Hultstrand has over 10 years of experience in investment banking and consulting in the healthcare, consumer, industrial and technology sectors, with a focus on SPACs. Mr. Hultstrand is the Co-Chief Operating Officer of Roth CH Acquisition V Co. (NASDAQ: ROCL). Mr. Hultstrand has a B.A. from Carleton College.

Matthew Day is a Managing Director in the Investment Banking department at Roth with a focus on Business Services and Technology. Prior to joining Roth in 2019, Mr. Day spent 12 years as a senior equity analyst at Sagard Capital Partners, an investment firm that built and managed large minority positions in U.S. and Canadian publicly traded companies. At Sagard, Mr. Day focused primarily on businesses in the business services, industrial and consumer sectors. Prior to this role, he was a senior equity analyst and private equity associate at Xylem Investments from 2002 to 2006, where he served on boards of three private forestry companies in New Zealand, Chile and Venezuela. From 2000 to 2002, Mr. Day was an investment banking associate at Lehman Brothers in the global technology group. He also worked as an associate and analyst at Barclays Capital from 1995 to 1999, where he focused on the telecom, media and transportation industries. Mr. Day is the Co-Chief Operating Officer of Roth CH Acquisition V Co and was previously the Co-Chief Operating Officer of Roth CH IV Acquisition Co. Mr. Day has a B.S. in Finance from Boston College and an MBA from the University of California Berkeley Haas School of Business.

(d) Effective June 28, 2023, Byron Roth and John Lipman were appointed as directors of the Company.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 28, 2023, at the Extraordinary General Meeting, shareholders approved an amendment to the Company’s Amended and Restated Memorandum and Articles of Association (the “Memorandum”) giving the Company the right to extend the deadline by which the Company must complete its business combination (the “Business Combination Period”) monthly up to 16 times, from June 29, 2023 (the “Termination Date”) up to October 29, 2024 (i.e., for a period of time ending up to 36 months after the consummation of its initial public offering (the (the “Extended Date”) A copy of this amendment is filed as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 26, 2023, the Company convened its Extraordinary General Meeting at which a proposal to adjourn the Extraordinary General Meeting to June 28, 2023 was voted upon and approved. The Company reconvened the Extraordinary General Meeting on June 28, 2023 at which time shareholders voted upon and approved two proposals: (i) an amendment to the Company’s Memorandum to extend the Business Combination Period monthly, up to the Extended Date; and (ii) the Trust Agreement Amendment, to allow the Company to extend the Business Combination Period to the Extended Date. The results of voting on these proposals was as follows:

1. Adjournment Proposal (Voted on June 26, 2023)

Shareholders approved a proposal, by ordinary resolution to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal and/or the Trust Agreement Amendment Proposal, or to provide additional time to effectuate the Extension (the “Adjournment Proposal”). The voting results were as follows:

FOR	AGAINST	ABSTAIN
9,260,916	671,353	0

2. Extension Amendment (Voted on June 28, 2023)

Shareholders approved a proposal to amend the Company’s Memorandum to effect the Extension. The voting results were as follows:

FOR	AGAINST	ABSTAIN
9,260,916	671,353	0

3. Trust Agreement Amendment (Voted on June 28, 2023)

Shareholders approved a proposal, to approve by the affirmative vote of at least sixty-five percent (65%) of the outstanding Class A ordinary shares, par value $0.0001 per share, and Class B ordinary shares, par value $0.0001 per share (together, the “Ordinary Shares”), voting together as a single class, the Trust Agreement Amendment. The voting results were as follows:

FOR	AGAINST	ABSTAIN
9,260,916	671,353	0

Item 8.01 Other Events.

Upon receipt by the Trustee of the Monthly Deposit, the Business Combination Period was extended to July 29, 2023.

Forward-Looking Statements

Certain statements made in this Current Report are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this Current Report, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the inability of the Company to enter into a definitive agreement with respect to an initial business combination within the time provided in the Company’s Memorandum; The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
3.1	Amendment to the Amended and Restated Memorandum and Articles of Association
10.1	Trust Agreement Amendment dated June 28, 2023 by and between TKB Critical Technologies 1 and Continental Stock Transfer and Trust Company
10.2	Administrative Services Termination Agreement
104	Cover Page Interactive Data File

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TKB Critical Technologies 1

	By:	/s/ Joseph Tonnos
		Name:	Joseph Tonnos
		Title:	Chief Investment Officer

Dated: July 3, 2023